May 26, 2006

By Federal Express and Email

Jeffrey Smith, Portside Growth & Opportunity Fund
Adam J. Chill, Smithfield Fiduciary LLC

Re: Letter Agreement

Gentlemen:

This Letter Agreement is being entered into in connection with that certain registration rights agreement, dated as of October 12, 2005 (the "October Registration Rights Agreement"), by and among SpatiaLight, Inc. (the "Company"), and certain investors, as part of the Company's private placement of its common shares and warrants pursuant to a securities purchase agreement entered into on even date therewith (the "October Private Placement"), and the Company's Registration Statement on Form S-3 (Reg. No 333-132048) (the "October Financing Registration Statement"), which was declared effective by the U.S. Securities and Exchange Commission on April 18, 2006. This Letter Agreement is also being entered into in connection with the Senior Secured Convertible Notes of the Company (the "Notes") that the undersigned persons (each a "Holder" and, collectively, the "Holders") hold. Each capitalized term used herein that is not herein defined shall have the meaning ascribed thereto by, or as used in, the Notes.

The undersigned parties hereby agree, as of the date hereof, that:

1. The Holders hereby irrevocably waive any and all rights to liquidated damages payments that such parties may be entitled to under the October Registration Rights Agreement by reason of Section 2(b) thereunder based on events occurring prior to May 26, 2006, in consideration for the Company delivering on May 31, 2006, to each Holder, its pro rata share (rounded to the nearest whole number) of a certain aggregate total of its common shares (the "Aggregate Number of Shares") that are included in a currently effective registration statement on Form S-3 (SEC File No. 333-122392) (the "Resale Registration Statement"). The Aggregate Number of Shares shall be (a) calculated by dividing $135,500 by the arithmetic average of the Weighted Average Price of the Company's common shares on each of the ten consecutive (10) Trading Days ending Tuesday, May 30, 2006; and (b) delivered, on or before June 2, 2006, via book entry on the DWAC system to an account specified by each Holder.

2. The Company delivered an Interest Election Notice, dated May 22, 2006, to the Holders notifying each of them that the Company has elected to pay all interest on the Notes that is due and payable on the Interest Date occurring on May 31, 2006, in Interest Shares. In that Interest Election Notice, the Company certified that the Equity Conditions have been satisfied as of the date thereof. Each Holder hereby agrees to accept all interest on the Notes that is due and payable on the Interest Date occurring on May 31, 2006, in Interest Shares without asserting any Event of Default with respect to such Equity Conditions so long as the Resale Registration Statement remains effective and the prospectus included in the Resale Registration Statement remains available for use through the date of delivery of the Interest Shares. Furthermore, in the event that the Company delivers an Interest Election Notice with respect to any future Interest Date(s), each Holder hereby agrees to accept all interest on the Notes that is due and payable on such Interest

Date(s) in Interest Shares, so long as the Equity Conditions shall have then been satisfied other than a failure of the Equity Conditions to be satisfied by reason of the facts, circumstances and allegations that are the subject of, and contained in, the written notices received by the Company from one or more of the Holders on or prior to the date hereof.

3. The "Interest Conversion Price", as defined in Section 29(o) of each of the Notes, sets forth a method of computation of the Weighted Average Price of the Interest Shares to determine the number of Interest Shares to be delivered on an Interest Date. However, this definition is confusing and ambiguous, because the reference in that definition is to a ten (10) Trading Day period, which both starts and ends on the same date. This ambiguity is hereby cured, with respect to this and all future Interest Dates, by measuring such Interest Conversion Price as the arithmetic average of the Weighted Average Price of the Interest Shares on each of the ten consecutive (10) Trading Days ending the day and date immediately prior to the relevant Interest Date.

4. This Agreement shall not constitute an admission, express or implied, by the Company that any default exists with respect to its obligations under the October Registration Rights Agreement, the Notes, or any other agreement, instrument or other document executed or delivered in connection therewith.

5. Except as specifically set forth in this Agreement, nothing herein shall constitute a waiver by Holders of any rights they have, including the right to claim a default, with respect to the October Private Placement or the Notes or any other agreement, instrument or other document executed or delivered in connection therewith.

6. This Agreement is being entered into for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

7. This Agreement is being entered into without prejudice to any parties' legal rights, except to the extent modified hereby.

8. This Agreement shall be binding on each party hereto, together with its successors and assigns.

9. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature page follows]

Very truly yours,

SPATIALIGHT, INC

By: ______________________________
Robert A Olins
Chief Executive Officer

Acknowledged and Agreed to by:

PORTSIDE GROWTH & OPPORTUNITY FUND

By: ______________________________
Jeffrey Smith
Authorized Signatory

SMITHFIELD FIDUCIARY LLC

By: ______________________________
Adam J Chill
Authorized Signatory

cc: Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, Attn: Eleazer Klein, Esq
Bryan Cave LLP, 1290 Avenue of the Americas, New York NY 10104, Attn: Melvin Katz, Esq

Very truly yours,

SPATIALIGHT, INC

By: ______ ____________________
Robert A. Olins
Chief Executive Officer

Acknowledged and Agreed to by:

PORTSIDE GROWTH & OPPORTUNITY FUND

By: ____________________
Jeffrey Smith
Authorized Signatory

SMITHFIELD FIDUCIARY LLC

By: ____________________
Adam J. Chill
Authorized Signatory

cc: Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, Attn: Eleazer Klein, Esq
Bryan Cave LLP, 1290 Avenue of the Americas, New York NY 10104, Attn: Melvin Katz, Esq

Very truly yours,

SPATIALIGHT, INC.

By: ______________________
Robert A. Olins
Chief Executive Officer

Acknowledged and Agreed to by:

PORTSIDE GROWTH & OPPORTUNITY FUND

By: ______________________
Jeffrey Smith
Authorized Signatory

SMITHFIELD FIDUCIARY LLC

By: ______________________
Adam J. Chill
Authorized Signatory

cc: Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, Attn: Eleazer Klein, Esq.
Bryan Cave LLP, 1290 Avenue of the Americas, New York NY 10104, Attn: Melvin Katz, Esq.